Exhibit 99.1

Colleagues:
Today, I am excited to share with all of you a new chapter in Brighthouse Financial’s journey. Our company has entered into a definitive merger agreement to be acquired by Aquarian Capital, a diversified global holding company with a strategic portfolio of insurance and asset-management businesses. The announcement press release is available here: https://www.businesswire.com/news/home/20251106216739/en/Aquarian-Capital-to-Acquire-Brighthouse-Financial
This transformative transaction is the result of a process conducted by our Board of Directors, and I believe that this is the right step for our company at this time. As you know, our industry continues to rapidly evolve, and it is important that we evolve alongside it. As part of Aquarian Capital, Brighthouse Financial will be even better positioned to unlock new strategic growth opportunities, enhance asset-generation capabilities and best serve our customers and distribution partners in a dynamic market.

Aquarian Capital has established itself as a significant player in the insurance and asset management space since its founding in 2017, and today, it provides comprehensive investment opportunities to millions of Americans. I believe that Aquarian Capital is the right partner to take Brighthouse Financial to the next level, and we look forward to leveraging Aquarian Capital’s proven asset-management capabilities, expanding insurance footprint and robust capital resources as our company takes this next step in its evolution.

Following the closing of this transaction, which we currently expect to occur in 2026, Brighthouse Financial will operate as a standalone entity within the Aquarian Capital portfolio, and I will continue as Brighthouse Financial’s President and CEO. In addition, Brighthouse Financial will maintain its headquarters in Charlotte, North Carolina, with the same name and brand. A thoughtful integration planning process will take place, with a focus on best positioning Brighthouse Financial as a part of Aquarian Capital’s portfolio.

It is an understatement to say that I am extremely proud of the company that we have built together over the past eight years. Our financial position is strong, and we stand as one of the largest providers of annuities and life insurance in the U.S. With Aquarian Capital’s backing, we believe that we will have an even greater ability to deliver on Brighthouse Financial’s mission of helping people achieve financial security.

This transaction is subject to approval by Brighthouse Financial’s common stockholders, as well as receipt of required regulatory approvals and satisfaction of other customary closing conditions. Therefore, it remains business as usual at Brighthouse Financial, with no changes at this time to how we operate or to your day-to-day roles and responsibilities. It is important that we all remain as focused as ever on our goals and deliverables and on continuing to support Brighthouse Financial’s business priorities.

In a moment, you will receive an invitation to a town hall meeting that will be held this morning and at which I will discuss this announcement further. Additional information about this announcement can also be found in the attached set of FAQs.

Thank you for all that you do for Brighthouse Financial, and I look forward to sharing more with you at the town hall meeting.

Eric Steigerwalt
President and Chief Executive Officer
Brighthouse Financial

Brighthouse Financial/Aquarian Capital Transaction FAQs for Employees

1.Why are we entering into this transaction now?
•Brighthouse Financial has remained committed to its mission of helping people achieve financial security since we became an independent, publicly traded company in 2017. This transformative transaction with Aquarian Capital will strengthen our ability to deliver on that mission.
•With Aquarian Capital’s backing, we believe Brighthouse Financial will be even better positioned to build upon its strong foundation – unlocking new strategic growth opportunities, enhancing asset-generation capabilities and enabling us to best serve the needs of our customers, distribution partners and other stakeholders.
•Our industry continues to evolve, and it is important that we evolve alongside it. There are many recent examples of successful and synergistic partnerships between insurers and insurers with differentiated alternative asset management capabilities. We believe the time is right for Brighthouse Financial to take this step.

2.What does this transaction mean for the future of Brighthouse Financial?
•This transaction marks an exciting new chapter for Brighthouse Financial. As mentioned above, we believe that the transaction with Aquarian Capital will even better position Brighthouse Financial to build upon its strong foundation – unlocking new strategic growth opportunities, enhancing asset-generation capabilities and enabling us to best serve the needs of our customers, distribution partners and other stakeholders.
•Upon completion of the transaction, through which Aquarian Capital will acquire Brighthouse Financial in an all-cash transaction, Brighthouse Financial will operate as a standalone entity within the Aquarian Capital portfolio. Eric Steigerwalt will continue as President and CEO of Brighthouse Financial, and the Brighthouse Financial name and brand will remain the same.

3.Who is Aquarian Capital?
•Founded in 2017 by Rudy Sahay, Aquarian Capital is a diversified global holding company, with a strategic portfolio of insurance and asset management solutions, providing investment opportunities for millions of people. Aquarian Capital invests across the capital structure and creates tailored financing solutions that enable high-quality companies to grow and evolve. Since its founding, Aquarian Capital has grown to approximately $25.6 billion in assets under management. Aquarian Capital has a proven track record of successfully acquiring insurance companies, including Investors Heritage, Hudson Life and Somerset Re, and recently launched Aquarian Insurance Holdings, which is designed to optimize growth across its reinsurance and retail insurance businesses.

•You can find out more about Aquarian Capital on its website at https://aquarianlp.com/
4.Why did we choose Aquarian Capital for this transaction?
•Following a process conducted by our Board of Directors, we believe that Aquarian Capital is the right partner to take Brighthouse Financial to the next level. As mentioned above, Aquarian Capital has a strong track record of working closely with high-quality companies to grow their businesses.
•We look forward to leveraging Aquarian Capital’s proven asset-management capabilities and other resources as Brighthouse Financial enters this exciting new chapter.

5.When is the transaction expected to close?
The transaction is expected to close in 2026 and is subject to certain customary approvals and closing conditions.

6.What needs to occur before the transaction can close?
•The transaction is subject to certain customary approvals and closing conditions, including approval by Brighthouse Financial’s common stockholders, as well as receipt of required regulatory approvals.

7.Will anything change for me between now and when the transaction closes?
•At this time, there are no changes to the day-to-day operations of the company or to Brighthouse Financial employees’ responsibilities.
•As we work to complete the transaction, a thoughtful integration planning process will take place. This process will focus on best positioning Brighthouse Financial as a part of Aquarian Capital’s portfolio.

8.Will my job and day-to-day responsibilities remain the same?
•At this time, there are no changes to your day-to-day roles and responsibilities.
•As we work to complete the transaction, a thoughtful integration planning process will take place, with a focus on best positioning Brighthouse Financial as a part of Aquarian Capital’s portfolio.
•The most important thing we can do now and following the closing of the transaction is to stay focused on Brighthouse Financial’s business priorities and delivering for our customers and our distribution partners.

9.Will there be any changes to my salary or benefits?
•At this time, Brighthouse Financial’s compensation and benefits programs remain in place.

•As we work to complete the transaction, a thoughtful integration planning process will take place. Should changes to our compensation and benefits programs be made, we will communicate those to you as soon as we are able.

10.Do our short-term and long-term incentive programs remain in place for performance year 2025?
•Our short-term and long-term incentive programs remain in place for performance year 2025.
•We expect to pay 2025 annual bonuses at the normal time in 2026, subject to the terms and conditions of our 2025 short-term incentive plan.
•Until the transaction closes, awards of restricted stock units (RSUs) granted prior to November 6, 2025 and performance stock units (PSUs) granted prior to November 6, 2025 remain subject to their existing vesting conditions and payment schedules.

11.Will our short-term and long-term incentive programs continue in 2026?
•We expect to continue our short and long-term incentive compensation programs for performance year 2026, with 2026 long-term incentive awards consisting solely of RSU awards.
•You will receive further information about our 2026 incentive program in the coming months.

12.What will happen to long-term incentive awards that are still outstanding when the transaction closes?
•RSUs and PSUs granted prior to November 6, 2025 that are outstanding when the transaction closes will become fully vested (with PSUs for which the applicable performance period has not ended vesting assuming target-level achievement of the applicable performance criteria). Holders will be entitled to receive $70.00 per unit, less applicable taxes and withholdings.
•RSUs granted on or after November 6, 2025 that are outstanding when the transaction closes will not become vested as a result of the transaction. These RSUs will be converted into a cash award equal to $70.00 per RSU. The cash awards will have the same vesting and payment schedules as the RSUs.

13.Will Brighthouse Financial maintain its headquarters in Charlotte?
•Brighthouse Financial will continue to be headquartered in Charlotte, North Carolina, following the closing of the transaction.

14.What will happen to the Brighthouse Financial name and brand?
•As mentioned above, upon completion of the transaction, the Brighthouse Financial brand will remain the same.

15.Will the Brighthouse Financial senior leadership team remain in place?
•At this time, there are no changes to the day-to-day operations of the company, and the Brighthouse Financial senior leadership team remains in place.
•As we work to complete the transaction, a thoughtful integration planning process will take place, with a focus on best positioning Brighthouse Financial as a part of Aquarian Capital’s portfolio.

16.I regularly interact with Brighthouse Financial distribution partners. What should I communicate to them about this announcement?
•Employees who interact with our distribution partners will be provided with resources to help them communicate about the announcement to those partners.
•In addition, Brighthouse Financial is reaching out to its distribution partners to share the news of this announcement with them.

17.How should I respond to a Brighthouse Financial vendor who asks me what this transaction will mean for that vendor’s relationship with us?
•You can let the vendor know that, at this time, the way that they work with Brighthouse Financial remains the same. We greatly value our relationships with our vendors and, at this time, we do not expect any immediate changes to those relationships, including to invoicing and payment procedures.
•As we work to complete the transaction, a thoughtful integration planning process will take place, with a focus on best positioning Brighthouse Financial as a part of Aquarian Capital’s portfolio.

18.What should I do if a member of the media asks me about this transaction?
•Per Brighthouse Financial policy, any Associate who is contacted by a member of the media for a statement about the transaction, whether on behalf of the company or otherwise, must politely decline to respond and must refer the person to Corporate Communications.
•For more information, please refer to the Brighthouse Financial Communication with the Public and Social Media Policy on Brighthouse Works.

19.Who should I contact if I have additional questions?
•Please send an email to Corporate Communications with your question.

***
Forward-Looking Statements

This communication, and any related oral statements, contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Words such as “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and similar expressions or the negative of those expressions or verbs, identify forward-looking statements. Readers are cautioned that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only Brighthouse Financial’s beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside Brighthouse Financial’s control.

Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, Brighthouse Financial’s ability to complete the merger on the timeframe or in the manner currently anticipated or at all, including due to a failure to obtain the regulatory approvals required for the closing of the merger or the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement; the effect of the pendency of the merger on Brighthouse Financial’s ongoing business and operations, including disruption to Brighthouse Financial’s business relationships, the diversion of management’s attention from ongoing business operations and opportunities, or the outcome of any legal proceedings that may be instituted against Aquarian Capital or Brighthouse Financial following announcement of the merger; restrictions on the conduct of Brighthouse Financial’s business prior to the closing of the merger and on Brighthouse Financial’s ability to pursue alternatives to the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; other factors that may affect future results of Brighthouse Financial; and management’s response to any of the aforementioned factors.

Furthermore, such forward-looking statements speak only as of the date of this communication. Except as required by law, the parties undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to the parties, (ii) that the parties currently deem to be immaterial or (iii) that could apply to any company could also materially adversely affect the future results of Brighthouse Financial. Additional information concerning certain factors is contained in Brighthouse Financial’s SEC filings, including but not limited to its most recent

Annual Report on Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The information contained on or connected to any websites referenced in this communication is not incorporated by reference into this communication.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Brighthouse Financial will file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the common stockholders of Brighthouse Financial. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed by Brighthouse Financial with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Brighthouse Financial’s other filings with the SEC may also be obtained from Brighthouse Financial. Copies of documents filed with the SEC by Brighthouse Financial will be made available free of charge on Brighthouse Financial’s investor relations website at https://investor.brighthousefinancial.com/.

Participants in Solicitation

Brighthouse Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Brighthouse Financial is set forth in its definitive proxy statement which was filed with the SEC on April 29, 2025, under the captions “Proxy Summary—Our Board of Directors: Composition and Qualifications,” “Proxy Summary—Executive Compensation Program Overview,” “Compensation Discussion and Analysis” and “Certain Relationships and Related Person Transactions—Security Ownership of Certain Beneficial Owners and Management.” Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available.